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                                                                    EXHIBIT 10.8


                                 AMENDMENT NO. 1
                   TO THE EMPLOYMENT AND COMPENSATION AGREEMENT
                 BETWEEN CHOICEPOINT INC. AND DOUGLAS C. CURLING
                              DATED APRIL 25, 2002

Pursuant to the action of the Management Compensation and Benefits Committee taken on February 4, 2003, the Employment and Compensation Agreement between ChoicePoint, Inc. and Douglas C. Curling dated April 25, 2002, is hereby amended as of February 4, 2003, effective for all years ending on or after 12/31/02, to delete on Exhibit B, Compensation, Benefits and Severance the amount of $25,000 from the column Amount and next to the Benefit - Financial Planning/Tax Preparation and replace it with the amount of $50,000.

                                Employer
                                CHOICEPOINT, INC.

                                By: /s/  Ken Langone
                                    -----------------------------------------

                                Name: Ken Langone

                                Title:Chairman: Management Compensation and
                                Benefits Committee

                                EXECUTIVE:

                                    /s/ Douglas C Curling
                                    -----------------------------------------